                                                                   Exhibit 10.32

                                  Amendment 3

     Amendment 3 made and entered into this 29th day of January, 1999, will serve as an amendment to the existing Telemarketing Agreement made and entered into July 1, 1998 (the "Agreement"), by and between RMH TeleServices, Inc., a Pennsylvania corporation with offices at 40 Morris Avenue, Bryn Mawr, Pennsylvania 19010 ("RMH") and BrandDirect Marketing, Inc., a Delaware corporation with offices at 4 Corporate Drive, Shelton, Connecticut 06484 ("BRANDDIRECT").

     1. The parties hereby agree that effective January 1, 1999, the following is hereby inserted as Section 2.08 of the Agreement:

     2.08  Year 2000

     RMH represents and warrants that all computer programs and systems used by the RMH which affect work for or reporting to BRANDDIRECT and all updates thereto will correctly handle the change of the century in standard and compliant manner, including the year 2000 and beyond as well as the leap year and the absence of leap year, and will operate accurately in all respects with respect to date related operations.

     2. The parties hereby agree that effective January 1, 1999, Section 4.01 of the Agreement is hereby amended and restated in its entirety as follows:

     Section 4.01.  Line Hour Fee

     BRANDIRECT agrees that in consideration of RMH providing to BRANDDIRECT those functions described in ARTICLE II above, BRANDDIRECT shall pay RMH in accordance to the following payment schedule:

     Period Beginning January 1, 1999 and Ending January 31, 1999
     ------------------------------------------------------------

     [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] per TM Hour for each TM Hour up to [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] TM Hours; and

     [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] per TM Hour for each TM Hour in excess of [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] TM Hours

     Period Beginning February 1, 1999
     ---------------------------------

               Net Sale Per TM Hour                                                    Rate per TM Hour
               --------------------                                                    ----------------
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]                 [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]                 [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]

Rates will be paid on a per logged system hour basis, per invoice period, per Campaign. "Campaign" means an effort during a limited period of time to market a particular BRANDDIRECT product to a list of names supplied by a specific client of BRANDDIRECT. All sales must be reported on a "Net Sale" basis. "Net Sale" means any order received by RMH for BRANDDIRECT's products with respect to which RMH transmits complete order information to BRANDDIRECT. No payment will be made for breaks, training, time not logged onto the system in furtherance of sales made on behalf of BRANDDIRECT, or for services not rendered in compliance with the Telemarketing Vendor Standards. Payment of undisputed amounts is net 60 days from date of receipt of invoice. All invoices must be submitted on a monthly basis to Accounts Payable, BrandDirect Marketing, Inc., 4 Corporate Drive, Shelton, Connecticut 06484.

     3. Except as amended hereby, the Agreement is hereby ratified and affirmed.

     4. This Amendment shall be subject to and governed by the laws of the State of Connecticut, without giving effect to the principles of conflicts of laws thereof.

     5. This Amendment may be executed by the parties in counterparts, each of which when so executed and delivered will be deemed to be an original and all of which when taken together will constitute one and the same agreement.

     Accepted as of the date first above written.

RMH TELESERVICES, INC.                  BRANDDIRECT MARKETING, INC.



By: /s/ John Fellows                    By: /s/  Rick Pines
    --------------------------              -----------------------------
      John Fellows                            Rick Pines
      Chief Executive Officer                 Senior Vice President

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